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                                                                    EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS



    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 7, 1997, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-37411) and related Prospectus of PaySys International, Inc. for the registration of 3,333,333 shares of its common stock.



                                          /s/ Ernst & Young LLP



Orlando, Florida
November 20, 1997